                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21705
                                              -----------------------

                    Nuveen Tax-Advantaged Floating Rate Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: July 31
                                              -------------------

                  Date of reporting period: January 31, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                              SEMIANNUAL REPORT JANUARY 31, 2007

                        NUVEEN INVESTMENTS
                        CLOSED-END
                        FUNDS

                      NUVEEN
              TAX-ADVANTAGED
               FLOATING RATE
                        FUND
                         JFP

                        OPPORTUNITIES FOR
                        TAX-ADVANTAGED MONTHLY
                        INCOME FROM A PORTFOLIO
                        CONSISTING PREDOMINANTLY
                        OF ADJUSTABLE RATE
                        PREFERRED SECURITIES

                                                                     NUVEEN LOGO

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

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder,

      I am very pleased to report that over the six-month period covered by this report, your Fund continued to provide you with attractive monthly distributions from a portfolio that over time will primarily be composed of preferred stocks issued by Middle Market Banks. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

March 15, 2007

Nuveen Investments Closed-End Fund (JFP)

PORTFOLIO MANAGERS'
          COMMENTS

The Nuveen Tax-Advantaged Floating Rate Fund features portfolio management by a team of specialists at Spectrum Asset Management, Inc., an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 70 years of combined experience in the securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of the Fund for the six-month period ended January 31, 2007.

WHAT WERE THE BASIC STRATEGIES AND TACTICS YOU USED TO MANAGE THE FUND DURING THIS PERIOD?
The Fund's primary investment objective is to provide an attractive level of after-tax current income by investing primarily in adjustable rate securities that pay dividends eligible for treatment as qualified dividend income (QDI). To achieve this objective, we continued to employ the basic strategies and tactics during this reporting period that we've been using since the Fund's inception in March 2005. Specifically, we continued our push to increase the Fund's concentration in the Middle Market Bank sector. At the end of the period, we owned $120 million in non-cumulative preferred stock issued by 15 Middle Market Banks and a diversified pool of $5 million capital securities backed by 34 middle market banks. Overall, Middle Market Bank securities represented 43% of the portfolio as of January 31, 2007, as we continued to work toward our long-term objective of having 60% of the Fund's assets invested in this sector. During the period, we also continued to use interest rate swaps to convert some of our fixed rate securities into floating rate securities. Our use of interest rate swaps allowed us to maintain a duration of one year or less.

HOW DID THE FUND PERFORM?
The performance of the Fund as well as the performance of a comparative index, is shown in the nearby chart:
TOTAL RETURN ON NET ASSET VALUE
For the 6-month period ended January 31, 2007

JFP                                 6.18%
--------------------------------------------------------------------------------------------
Merrill Lynch Adjustable Rate
Preferred Index(1)                  5.88%
--------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For more information, please see the individual Performance Overview page in this report.

The Fund's total return on Net Asset Value modestly outperformed the Merrill Lynch Adjustable Rate Preferred Index for the six-month period.

--------------------------------------------------------------------------------
1 The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers.
--------------------------------------------------------------------------------




The positive performance during the period was primarily the result of the high income from the securities issued by Middle Market Banks and the strong capital performance from the non-middle market-banking sector, especially in January. We traded over $50 million of securities during the period and recognized over $1 million of capital gains. In the Middle Market Bank sector, we added $10 million of non-cumulative Dividends Received Deduction (DRD) preferred stock issued by Southern Bancorp, a small retail bank in Arkansas.

On the non-middle market banking side of the Fund's portfolio during the period, we added some new concentrations while reducing others at a profit. This process was aided by the robust initial public offering environment and some good entry points on attractive relative value basis. During the six-month period, we bought Zions Bank, Bank of America, and Washington Mutual floating rate securities in the DRD sector, as well as Standard Chartered and MM Community Funding in the capital securities sector.

Although the Fund did outperform its benchmark over the period, there were factors that constrained its overall performance. One of these was the rather limited lack of supply of adjustable rate preferred stock issued by Middle Market Banks.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks in its portfolio, the Fund has issued its own preferred shares, called FundPreferred(R). FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance common shareholder distributions over this reporting period. Over the course of this reporting period, the Fund experienced two monthly distribution increases. The monthly distribution per share as of January 31, 2007 was $0.080.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. As of January 31, 2007, JFP had a positive UNII balance for financial statement purposes and, based on our best estimate, for tax purposes.

As of January 31, 2007, the Fund was trading at a share price discount of -2.63% to its net asset value per share. This compares with an average share price discount of -6.54% for the entire six-month reporting period.

Nuveen Tax-Advantaged Floating Rate Fund
JFP

PERFORMANCE
     OVERVIEW As of January 31, 2007

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

--------------------------------------------------------------------------------------
Preferred Securities                                                             98.6%
--------------------------------------------------------------------------------------
Corporate Bonds                                                                   0.7%
--------------------------------------------------------------------------------------
Short-Term Investments                                                            0.7%
--------------------------------------------------------------------------------------

* 42.5% of total investments are invested in Middle Market Banks.

(MONTHLY DISTRIBUTIONS BAR CHART)

Feb                                                                             0.0655
Mar                                                                             0.0655
Apr                                                                             0.0655
May                                                                             0.0655
Jun                                                                             0.0720
Jul                                                                             0.0720
Aug                                                                             0.0720
Sep                                                                             0.0745
Oct                                                                             0.0745
Nov                                                                             0.0745
Dec                                                                             0.0800
Jan                                                                             0.0800

(SHARE PRICE CHART)

2/01/06                                                                         12.6800
2/03/06                                                                         12.6400
2/10/06                                                                         12.8000
2/17/06                                                                         12.9400
2/24/06                                                                         12.9300
2/27/06                                                                         13.0000
2/28/06                                                                         12.8600
3/01/06                                                                         12.9100
3/02/06                                                                         12.9600
3/03/06                                                                         12.9300
3/10/06                                                                         12.9400
3/17/06                                                                         12.9900
3/24/06                                                                         12.8200
3/31/06                                                                         12.9100
4/07/06                                                                         12.9300
4/13/06                                                                         12.7800
4/21/06                                                                         12.7900
4/28/06                                                                         12.6900
5/05/06                                                                         12.6800
5/12/06                                                                         12.5500
5/19/06                                                                         12.4300
5/26/06                                                                         12.4700
6/02/06                                                                         12.6600
6/09/06                                                                         12.6500
6/16/06                                                                         12.6400
6/23/06                                                                         12.8000
6/30/06                                                                         12.9200
7/07/06                                                                         12.9100
7/14/06                                                                         12.9700
7/21/06                                                                         13.1600
7/28/06                                                                         13.2300
8/04/06                                                                         13.2200
8/11/06                                                                         13.2600
8/18/06                                                                         13.2400
8/25/06                                                                         13.2500
9/01/06                                                                         13.3200
9/08/06                                                                         13.2600
9/15/06                                                                         13.4000
9/22/06                                                                         13.6400
9/29/06                                                                         13.5600
10/06/06                                                                        13.7700
10/13/06                                                                        13.5500
10/20/06                                                                        13.7400
10/27/06                                                                        13.6002
11/03/06                                                                        13.7300
11/10/06                                                                        13.5600
11/17/06                                                                        13.4600
11/24/06                                                                        13.4900
12/01/06                                                                        13.5700
12/08/06                                                                        13.8400
12/15/06                                                                        13.6000
12/22/06                                                                        13.6900
12/29/06                                                                        13.7200
1/05/07                                                                         13.9133
1/12/07                                                                         14.0700
1/19/07                                                                         14.3100
1/26/07                                                                         14.5500
1/31/07                                                                         14.4400


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $14.44
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $14.83
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -2.63%
-------------------------------------------------------------------------------------
Market Yield(1)                                                                 6.65%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $205,383
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/28/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month
(Cumulative)                                                      13.68%        6.18%

-------------------------------------------------------------------------------------
1-Year                                                            21.36%       10.13%

-------------------------------------------------------------------------------------
Since
Inception                                                          4.16%        7.79%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                64.9%
-------------------------------------------------------------------------------------
Capital Markets                                                                 11.7%
-------------------------------------------------------------------------------------
Insurance                                                                       11.2%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       5.5%
-------------------------------------------------------------------------------------
U.S. Agency                                                                      3.1%
-------------------------------------------------------------------------------------
Consumer Finance                                                                 2.9%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           0.7%
-------------------------------------------------------------------------------------




1 Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income and net realized capital gains if any.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0531 per share.

Shareholder
       MEETING REPORT

                                                                                JFP
-----------------------------------------------------------------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and
                                                              FundPreferred              FundPreferred
                                                              shares voting              shares voting
                                                                   together                   together
                                                                 as a class                 as a class
-----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                          13,309,267                         --
    Withhold                                                        103,023                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                         13,412,290                         --
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown
    For                                                          13,308,562                         --
    Withhold                                                        103,728                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                         13,412,290                         --
-----------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                          13,309,467                         --
    Withhold                                                        102,823                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                         13,412,290                         --
-----------------------------------------------------------------------------------------------------------------------------------
William C. Hunter
    For                                                          13,309,267                         --
    Withhold                                                        103,023                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                         13,412,290                         --
-----------------------------------------------------------------------------------------------------------------------------------
David J. Kundert
    For                                                          13,310,267                         --
    Withhold                                                        102,023                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                         13,412,290                         --
-----------------------------------------------------------------------------------------------------------------------------------
William J. Schneider
    For                                                                  --                      2,603
    Withhold                                                             --                          1
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                 --                      2,604
-----------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                                  --                      2,603
    Withhold                                                             --                          1
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                 --                      2,604
-----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                          13,307,267                         --
    Withhold                                                        105,023                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                         13,412,290                         --
-----------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine
    For                                                          13,310,267                         --
    Withhold                                                        102,023                         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                         13,412,290                         --
-----------------------------------------------------------------------------------------------------------------------------------

Nuveen Tax-Advantaged Floating Rate Fund (JFP)

Portfolio of
        INVESTMENTS January 31, 2007 (Unaudited)

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                PREFERRED SECURITIES - 135.3% (98.6% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 16.0%
    300,000     Goldman Sachs Group Inc., (3)                            6.124%(4)                         A      $    7,890,000
    200,000     Lehman Brothers Holdings Inc., Series G, (3)             6.070%(4)                        A-           5,220,000
    200,000     Merrill Lynch & Co., Inc., (3)                           6.120%(4)                         A           5,272,000
    200,000     Morgan Stanley, Series 2006A, (3)                        6.060%(4)                        A2           5,288,500
         80     Richmond County Capital Corporation, 144A Series B       8.250%                          N/R           8,282,500
     35,600     UBS Preferred Funding Trust IV, (3)                      6.020%(4)                       AA-             907,800
--------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                 32,860,800
                ----------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 88.3%
      9,000     ABN AMRO North America Capital Funding, 144A, (3)        6.968%                           A2           9,697,500
      8,561     Banco Santander 144A                                     6.800%                           A2             215,363
     97,017     Banco Santander, (3)                                     6.410%                           A2           2,443,858
    120,000     Bank of America Corporation, Series D, (3)               6.204%                           A1           3,192,000
    135,000     Bank of America Corporation, Series E, (3)               5.725%(4)                        A1           3,450,938
      5,000     Barclays Bank PLC (5)                                    6.278%                          Aa3           4,887,500
      7,000     City National Bancshares Corporation, Series F,          8.533%                          N/R           7,271,250
                 144A, (3) (MMB)
     20,000     Cobank ABC, 144A, (3)                                    7.000%                          N/R           1,018,020
      1,000     CoreStates Capital Trust III, 144A                       5.944%(4)                        A1             974,753
     10,000     FBOP Corporation, Series 2005A, 144A, (MMB)              8.106%(4)                       N/R          10,403,125
      7,000     First Tennessee Bank, 144A, (3)                          6.213%(4)                        A3           7,283,500
     10,000     Heartland Bank, Series A, (3) (MMB)                      9.313%(4)                       N/R          10,387,500
    300,000     HSBC USA Inc., (3)                                       6.110%(4)                         A           7,875,000
      5,000     MidCarolina Financial Corporation, 144A, (3) (MMB)       8.342%                          N/R           5,193,750
     10,000     Pedcor Bancorp, Series A, (3) (MMB)                      9.080%(4)                       N/R          10,424,998
      5,000     Pedcor Financial Bancorp., (3) (MMB)                     9.080%(4)                       N/R           5,207,813
      1,000     PNC Preferred Funding Trust                              6.517%                           A-           1,027,349
      5,000     Regent Bancorp Inc., Series A, (3) (MMB)                 8.481%                          N/R           5,192,188
     10,000     River Valley Bancorp, Series A, (3) (MMB)                9.315%(4)                       N/R          10,384,375
     10,000     Rogers Bancshares Inc., 144A Series A, (3) (MMB)         9.315%(4)                       N/R          10,390,625
      6,500     SG Preferred Capital II LLC, (3)                         6.302%                           A+           6,772,188
     10,000     Shorebank Corporation, 144A, (3) (MMB)                   9.160%(4)                       N/R          10,384,375
      5,000     Sleepy Hollow Bank, 144A Series A, (3) (MMB)             9.160%(4)                       N/R           5,192,188
      1,000     St. George Funding Company LLC, 144A                     8.485%                           A3           1,048,812
      1,000     Southern Bancorp Inc., (3) (MMB)                         9.310%(4)                       N/R          10,253,125
    200,000     SunTrust Bank Inc., (3)                                  5.895%(4)                        A2           5,300,000
      3,500     Truman Bancorp Inc., (3) (MMB)                           9.330%(4)                       N/R           3,635,625
    235,000     U.S. Bancorp, Series 2006B, (3)                          5.964%(4)                        A1           6,242,188
     10,000     Vineyard National Bancorp, 144A Series C, (3)            9.160%(4)                       N/R          10,381,250
                 (MMB)
    200,000     Zions Bancorporation (3)                                 5.885%(4)                      Baa2           5,112,500
--------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                               181,243,656
                ----------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 4.0%
     79,200     SLM Corporation, (3)                                     6.056%(4)                      BBB+           8,306,100
--------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 15.3%
    386,500     Aegon N.V., (3)                                          6.375%                           A-           9,983,295
    146,200     MetLife Inc., Series B, (3)                              6.500%                         Baa1           3,905,002
      1,200     Oil Insurance Limited, 144A                              7.550%                         Baa1           1,242,620
    320,000     Prudential PLC, (3)                                      6.500%                           A-           8,256,000
      2,000     Twin Reefs Trust Pass Through to XL Financial            6.320%(4)                       Aa2           2,007,022
                 Assurance Ltd. Preferred Stock Series B
      6,000     Zurich RegCaPS Funding Trust VI, 144A, (3)               6.086%(4)                      Baa2           6,078,750
--------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                       31,472,689
                ----------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS January 31, 2007 (Unaudited)

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 7.5%
      5,000     MM Community Funding Trust XVIII Limited, Class D        7.165%(4)                       N/R      $    5,002,500
      5,000     RMG Capital Corporation, (3) (MMB)                       9.450%(4)                       N/R           5,193,750
    200,000     Washington Mutual Inc. (3)                               6.065%(4)                       BBB           5,176,000
--------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                      15,372,250
                ----------------------------------------------------------------------------------------------------------------
                U.S. AGENCY - 4.2%
     40,000     Federal Home Loan Mortgage Corporation, Corporate        5.570%                          AA-           1,000,000
                 Debt, (3)
     19,600     Federal Home Loan Mortgage Corporation, (3)              6.140%                          Aa3             983,528
     14,000     Federal Home Loan Mortgage Corporation, (3)              5.190%(4)                       AA-             655,200
     71,000     Federal Home Loan Mortgage Corporation, (3)              5.100%                          AA-           3,334,785
     58,100     Federal Home Loan Mortgage Corporation, (3)              5.090%(4)                       AA-           2,739,415
--------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Agency                                                                                      8,712,928
                ----------------------------------------------------------------------------------------------------------------
                TOTAL PREFERRED SECURITIES (COST $271,708,904)                                                       277,968,423
                ================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                        COUPON        MATURITY     RATINGS (2)            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 1.0% (0.7% OF TOTAL INVESTMENTS)
                COMMERCIAL BANKS - 1.0%
 $    2,000     Standard Chartered PLC, 144A                             6.409%        1/30/57          BBB+      $    1,971,006
--------------------------------------------------------------------------------------------------------------------------------
 $    2,000     TOTAL CORPORATE BONDS (COST $2,000,000)                                                                1,971,006
================================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                        COUPON        MATURITY                            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9% (0.7% OF TOTAL INVESTMENTS)
 $    1,864     Repurchase Agreement with Fixed Income Clearing          5.000%        2/01/07                    $    1,863,793
                 Corporation, dated 1/31/07, repurchase price
                 $1,864,052, collateralized by $1,410,000 U.S.
                 Treasury Bonds, 8.125%, due 8/15/21, value
                 $1,902,925
 ==========     ----------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $1,863,793)                                                         1,863,793
                ================================================================================================================
                TOTAL INVESTMENTS (COST $275,572,697) - 137.2%                                                       281,803,222
                ================================================================================================================
                OTHER ASSETS LESS LIABILITIES - 0.8%                                                                   1,579,393
                ================================================================================================================
                PREFERRED SHARES, AT LIQUIDATION VALUE - (38.0)%                                                     (78,000,000)
                ================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $  205,382,615
                ================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JANUARY 31, 2007:

                                             FUND                                      FIXED RATE                   UNREALIZED
                          NOTIONAL    PAY/RECEIVE      FLOATING RATE    FIXED RATE        PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY               AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY         DATE  (DEPRECIATION)
 -----------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs          $7,000,000        Receive  3-Month USD-LIBOR         4.563% Semi-Annually      9/29/10  $      80,732
 Goldman Sachs           1,500,000        Receive  3-Month USD-LIBOR         5.278  Semi-Annually     12/09/35         39,825
 Goldman Sachs           8,700,000        Receive  3-Month USD-LIBOR         5.788  Semi-Annually      6/02/36       (425,734)
 JPMorgan                5,000,000        Receive  3-Month USD-LIBOR         4.592  Semi-Annually      8/15/10         54,147
 JPMorgan                5,000,000        Receive  3-Month USD-LIBOR         4.511  Semi-Annually      8/31/10         66,590
 JPMorgan                1,300,000        Receive  3-Month USD-LIBOR         4.962  Semi-Annually      7/27/35         93,274
 JPMorgan                1,500,000        Receive  3-Month USD-LIBOR         5.436  Semi-Annually      9/11/36        (15,315)
 Morgan Stanley          3,000,000        Receive  3-Month USD-LIBOR         4.590  Semi-Annually      7/15/15        145,263
 Morgan Stanley          6,500,000        Receive  3-Month USD-LIBOR         4.850  Semi-Annually      7/14/35        570,423
 Morgan Stanley          4,000,000        Receive  3-Month USD-LIBOR         4.880  Semi-Annually      7/15/35        334,242
 Morgan Stanley          1,750,000        Receive  3-Month USD-LIBOR         4.900  Semi-Annually      7/18/35        141,387
 Morgan Stanley          1,700,000        Receive  3-Month USD-LIBOR         4.930  Semi-Annually      7/21/35        129,919
 -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                $   1,214,753
 =============================================================================================================================

          USD-LIBOR (United States Dollar - London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction.
        (4)      Security has a floating rate coupon which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
        (5)      Portion of the Investment, with an aggregate market value of $537,625, has been pledged to collateralize the net payment obligations under interest rate swap contracts.
        N/R      Not rated.
      (MMB)      Middle Market Bank.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES January 31, 2007 (Unaudited)

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $275,572,697)                     $281,803,222
Unrealized appreciation on interest rate swaps                   1,519,930
Receivables:
  Dividends                                                        464,415
  Interest                                                         150,231
Other assets                                                         8,627
---------------------------------------------------------------------------
     Total assets                                              283,946,425
---------------------------------------------------------------------------
LIABILITIES
Unrealized depreciation on interest rate swaps                     305,177
Accrued expenses:
  Management fees                                                  139,165
  Other                                                             54,724
FundPreferred shares dividends payable                              64,744
---------------------------------------------------------------------------
     Total liabilities                                             563,810
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                      78,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $205,382,615
---------------------------------------------------------------------------
Common shares outstanding                                       13,851,500
---------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $      14.83
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    138,515
Paid-in surplus                                                196,283,913
Undistributed (Over-distribution of) net investment income         876,849
Accumulated net realized gain (loss) from investments and
  derivative transactions                                          638,060
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                    7,445,278
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $205,382,615
---------------------------------------------------------------------------
Authorized shares:
  Common                                                         Unlimited
  FundPreferred                                                  Unlimited
---------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended January 31, 2007 (Unaudited)

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $  9,288,524
Interest                                                              668,796
-----------------------------------------------------------------------------
Total investment income                                             9,957,320
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                     1,248,683
FundPreferred shares - auction fees                                    98,302
FundPreferred shares - dividend disbursing agent fees                   3,277
Shareholders' servicing agent fees and expenses                            94
Custodian's fees and expenses                                          33,904
Trustees' fees and expenses                                             3,810
Professional fees                                                      20,865
Shareholders' reports - printing and mailing expenses                  24,139
Stock exchange listing fees                                             4,952
Investor relations expense                                             18,017
Other expenses                                                         20,376
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                     1,476,419
  Custodian fee credit                                                 (3,103)
  Expense reimbursement                                              (423,101)
-----------------------------------------------------------------------------
Net expenses                                                        1,050,215
-----------------------------------------------------------------------------
Net investment income                                               8,907,105
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                           1,180,868
Net realized gain (loss) from interest rate swaps                      17,853
Change in net unrealized appreciation (depreciation) of
  investments                                                       4,719,552
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                                (835,303)
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             5,082,970
-----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                         (1,709,329)
From accumulated net realized gains                                  (207,567)
-----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                      (1,916,896)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $ 12,073,179
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS (Unaudited)

                                                      SIX MONTHS
                                                           ENDED        YEAR ENDED
                                                         1/31/07           7/31/06
----------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $  8,907,105     $ 15,231,129
Net realized gain (loss) from investments              1,180,868         (710,382)
Net realized gain (loss) from interest rate swaps         17,853        1,078,190
Change in net unrealized appreciation
  (depreciation) of investments                        4,719,552        1,602,977
Change in net unrealized appreciation
  (depreciation) of interest rate swaps                 (835,303)       1,696,446
Distributions to Preferred Shareholders:
  From net investment income                          (1,709,329)      (3,128,299)
  From accumulated net realized gains                   (207,567)              --
----------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares from operations                    12,073,179       15,770,061
----------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                            (6,309,356)     (11,067,348)
From accumulated net realized gains                     (735,515)              --
----------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders           (7,044,871)     (11,067,348)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common share offering cost adjustments                        --           25,050
FundPreferred shares offering costs adjustments               --          (18,509)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares from capital share transactions            --            6,541
----------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
  to Common shares                                     5,028,308        4,709,254
Net assets applicable to Common shares at the
  beginning of period                                200,354,307      195,645,053
----------------------------------------------------------------------------------
Net assets applicable to Common shares at the end
  of period                                         $205,382,615     $200,354,307
----------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
  investment income at the end of period            $    876,849     $    (11,571)
----------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JFP". The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. Short-term investments are valued at amortized cost, which approximates market value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains, if any, to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund declares monthly distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

FundPreferred Shares
The Fund has issued and outstanding 3,120 Series Th FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions
The Fund is authorized to invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund's portfolio of investments. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a semiannual fixed rate payment in exchange for the counterparty paying the Fund a quarterly variable rate payment. The payment obligations are based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid and the variable rate payment expected to be received on interest rate swap contracts on a daily basis, and for the daily changes in the market value of the Fund's contractual rights and obligations under the contracts, with the net amount recorded within net unrealized appreciation (depreciation) on interest rate swaps on the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain (loss) from interest rate swaps, in addition to net realized gain (loss) recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the six months ended January 31, 2007, nor during the fiscal year ended July 31, 2006.

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended January 31, 2007, aggregated $50,655,192 and $50,089,396, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization on debt securities, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund. Certain income tax information below, including the cost of investments and unrealized appreciation (depreciation) of investments are as of January 31, 2007, while other income tax information, including undistributed net ordinary income, undistributed net long-term capital gains, distributions from net ordinary income and distributions from net long-term capital gains are as of June 30, 2006, the Fund's last tax year end.

At January 31, 2007, the cost of investments was $275,586,372.

The net unrealized appreciation of investments at January 31, 2007, aggregated $6,216,850, of which $7,086,294 related to appreciated securities and $869,444 related to depreciated securities.

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2006, the Fund's last tax year end, were as follows:

------------------------------------------------------------------------------
Undistributed net ordinary income *                                 $1,559,288
Undistributed net long-term capital gains                                   --
------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

------------------------------------------------------------------------------
Distributions from net ordinary income *                           $13,943,288
Distributions from net long-term capital gains                              --
------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2005 through June 30, 2006 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses of $139,221 were treated as having arisen on the first day of the current fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                               FUND-LEVEL FEE RATE
------------------------------------------------------------------------------
For the first $500 million                                               .7000%
For the next $500 million                                                .6750
For the next $500 million                                                .6500
For the next $500 million                                                .6250
For Managed Assets over $2 billion                                       .6000
------------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of January 31, 2007, the complex-level fee rate was .1844%.

COMPLEX-LEVEL ASSETS(1)                                 COMPLEX-LEVEL FEE RATE
------------------------------------------------------------------------------
For the first $55 billion                                                .2000%
For the next $1 billion                                                  .1800
For the next $1 billion                                                  .1600
For the next $3 billion                                                  .1425
For the next $3 billion                                                  .1325
For the next $3 billion                                                  .1250
For the next $5 billion                                                  .1200
For the next $5 billion                                                  .1175
For the next $15 billion                                                 .1150
For Managed Assets over $91 billion (2)                                  .1400
------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fee paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
MARCH 31,                                MARCH 31,
-------------------------------------------------------------------------------
2005 *                            .30%   2010                               .30%
2006                              .30    2011                               .22
2007                              .30    2012                               .14
2008                              .30    2013                               .07
2009                              .30
-------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

6. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation by July 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS
Distributions to Common Shareholders
The Fund declared a $.0800 per Common share dividend distribution from its net investment income which was paid on March 1, 2007, to shareholders of record on February 15, 2007.

Financial
       HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                             Less Distributions
                                    ---------------------------------------------------------------   -----------------------------
                                                              Distributions
                                                                   from Net   Distributions                  Net
                        Beginning                                Investment    from Capital           Investment    Capital
                           Common                       Net       Income to        Gains to            Income to   Gains to
                            Share          Net    Realized/   FundPreferred   FundPreferred               Common     Common
                        Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                            Value    Income(a)         Gain        holders+        holders+   Total      holders    holders   Total
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007(c)                 $   14.46   $      .64   $      .38   $        (.12)  $        (.02)  $0.88   $     (.46)   $ (.05)   $(.51)
2006                        14.12         1.10          .27            (.23)             --    1.14         (.80)       --     (.80)
2005(b)                     14.33          .15          .02            (.03)             --     .14         (.20)       --     (.20)
-----------------------------------------------------------------------------------------------------------------------------------


                            Offering
                         Costs, Fund
                         Structuring
                             Fee and      Ending
                       FundPreferred      Common
                               Share       Share    Ending
                        Underwriting   Net Asset    Market
                           Discounts       Value     Value
----------------------------------------------------------
Year Ended 7/31:
2007(c)                $          --   $   14.83   $ 14.44
2006                              --       14.46     13.18
2005(b)                         (.15)      14.12     13.42
----------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 28, 2005 (commencement of operations) through July 31, 2005.
(c)   For the six months ended January 31, 2007.

                                                         Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets    Ratios to Average Net Assets
                                         Applicable to Common Shares     Applicable to Common Shares
       Total Returns                     Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                  -----------------------------   -----------------------------
                 Based
                    on
                Common         Ending
       Based     Share     Net Assets
          on       Net     Applicable                             Net                             Net   Portfolio
      Market     Asset      to Common                      Investment                      Investment    Turnover
     Value**   Value**   Shares (000)      Expenses++        Income++      Expenses++        Income++        Rate
-----------------------------------------------------------------------------------------------------------------
       13.68%    6.18%   $    205,383          1.45%*          8.34%*          1.03%*          8.76%*         18%
        4.52     8.28         200,354          1.45            7.29            1.03            7.71           38
       (9.24)    (.08)        195,645          1.26*           2.88*            .90*           3.25*          19
-----------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding         Value     Coverage
            (000)     Per Share    Per Share
--------------------------------------------
     $    78,000    $   25,000    $  90,828
          78,000        25,000       89,216
          78,000        25,000       87,707
--------------------------------------------

                                 See accompanying notes to financial statements.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its common and preferred stock in the future at such time and in such amounts as is deemed desirable. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

(BACK COVER PHOTO)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing approximately $162 billion in assets, as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                     ESA-D-0107D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Floating Rate Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: April 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: April 9, 2007

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: April 9, 2007

* Print the name and title of each signing officer under his or her signature.